SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ROYAL BANCSHARES OF PENNSYLVANIA, INC. will be held at the Hilton Hotel Philadelphia, 4200 City Line Avenue, Philadelphia, Pennsylvania, 19131, on Wednesday, May 19, 2004, at 6:30 p.m., for the following purposes:

      1. ELECTION OF DIRECTORS. To elect six Class II Directors to serve a term of three years and until their successors are elected and qualified.

      2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournment or postponement thereof.

      Only shareholders of record at the close of business on April 2, 2004, are entitled to notice of and to vote at the meeting, either in person or by proxy.

      We enclose a copy of the 2003 Annual Report on Form 10K for Royal Bancshares of Pennsylvania, Inc. Additional copies of the 2003 Annual Report on Form 10K are available upon request.

                                         By Order of the Board of Directors


                                         Richard S. Hannye, Esquire
                                         Secretary

Enclosures (Proxy Card and Annual Report)
April 19, 2004

      WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AFTER GIVING WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                              732 Montgomery Avenue
                          Narberth, Pennsylvania 19072

                              Trading Symbol: RBPAA
                                    NASDAQ NM
                        Website: www.royalbankamerica.com

                                 PROXY STATEMENT
                       2004 Annual Meeting of Shareholders
                             Wednesday, May 19, 2004

                Mailed to Shareholders on or about April 19, 2004

                                TABLE OF CONTENTS

PROXY STATEMENT                                                            PAGE
---------------                                                            ----

General Information                                                          1

Revocation and Voting of Proxies                                             1

Voting Securities, Record Date and Quorum                                   1-2

Principal Shareholders                                                      2-3

Election of Directors                                                        3

Cumulative Voting                                                            4

Information about Nominees, Continuing Directors                            4-8
and Executive Officers

Nominees for Class I Directors                                               7

Meetings and Committees of the Board of Directors                           8-9

Remuneration of Directors and Officers and Other Transactions               9-13

Compensation Committee Report on Executive Compensation                    14-15

The Audit Committee Report                                                 15-17

Interest of Management and Others in Certain Transactions                   18

Common Stock Performance Graph                                             18-19

Beneficial Ownership - Compliance                                          19-20

Legal Proceedings                                                           20

Shareholder Proposals and Communication                                     20

Other Matters                                                               21

                                 PROXY STATEMENT

                               GENERAL INFORMATION

      We furnish this proxy statement in connection with the solicitation of proxies by the Board of Directors of Royal Bancshares of Pennsylvania, Inc., for the Annual Meeting of Shareholders of the corporation to be held on May 19, 2004, and any adjournment or postponement of the meeting. The corporation will bear the expense of soliciting proxies. In addition to mailings, directors, officers and employees of the corporation may solicit proxies personally or by telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefore, the corporation will reimburse them for their reasonable forwarding expenses.

                        REVOCATION AND VOTING OF PROXIES

      The execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. You may revoke your proxy by delivering written notice of revocation to Richard S. Hannye, Esquire, Secretary of the corporation, at the corporation's address at any time before the proxy is voted at the meeting. Unless revoked, the proxyholders will vote your proxy in accordance with your instructions. In the absence of instructions, proxyholders will vote all proxies FOR the election of the six nominees for Class II Director. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, proxyholders will vote any proxy in accordance with the recommendations of the management of the corporation.

                    VOTING SECURITIES, RECORD DATE AND QUORUM

      Shareholders of record at the close of business on April 2, 2004, are entitled to vote at the meeting and any adjournment or postponement of the meeting. At the close of business on April 2, 2004, there were 10,013,746 shares of Class A common stock exclusive of 215,387 treasury shares ($2.00 par value per share), issued and outstanding, and 1,945,422 shares of Class B common stock ($0.10 par value per share), issued and outstanding.

      Each shareholder is entitled to one vote for each share of Class A common stock and ten votes for each share of Class B common stock on all matters to be acted upon at the meeting, except that in the election of directors shareholders are entitled to vote shares cumulatively. See "ELECTION OF DIRECTORS--CUMULATIVE VOTING."

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote constitutes a quorum for the conduct of business. A majority of the votes cast at a meeting, at which a quorum is present, is required to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of votes is required by law or under the Articles of Incorporation or Bylaws of the corporation. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

      In the case of the election of directors, assuming the presence of a quorum, the six candidates receiving the highest number of votes for Class II Director shall be elected to the Board of Directors. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

                             PRINCIPAL SHAREHOLDERS

      The following table shows the amount of outstanding common stock beneficially owned by each shareholder (including any "group" as the term is used in Section 3(d)(3) of the Securities Exchange Act of 1934) known by the corporation to be the beneficial owner of more than 5% of such stock, and all directors and officers as a group. Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to ten votes per share and may be converted into shares of Class A common stock at the current rate of 1.15 shares of Class A common stock for each share of Class B common stock. Beneficial ownership is determined in accordance with applicable regulations of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. For purposes of the table set forth below, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of February 28, 2004. In addition, a person is deemed to beneficially own any stock for which he, directly or indirectly, through any contact, arrangement, understanding, relationship or otherwise has or shares:

      o Voting power, which includes the power to vote or to direct the voting of the stock, or

      o Investment power, which includes the power to dispose or to direct the disposition of the stock.

Unless otherwise indicated in a footnote, shares reported in this table are owned directly by the reporting person. The percent of class assumes all options exercisable within 60 days of February 28, 2004, have been exercised and, therefore, on a pro forma basis, 10,189,034 shares of Class A common stock would be outstanding. The information is furnished as of February 28, 2004, on which date 10,011,838 Class A shares (exclusive of 215,388 treasury shares) and 1,945,422 Class B shares, were issued and outstanding.

            Name and address of         Shares Beneficially     Percent of
             Beneficial owner                  Owned              Class
             ----------------                  -----              -----

         Evelyn Rome Tabas(1)(2)(4)         5,060,271(A)          50.54%
         543 Mulberry Lane                  1,469,932(B)          75.56%
         Haverford, PA  190941

         Richard Tabas (3)(4)                      70(A)           0.00%
         1309 Lafayette Road                  128,477(B)           6.60%
         Gladwyne, PA  19035


1) The 5,060,271 shares of Class A common stock and the 1,469,932 shares of Class B common stock beneficially owned by Evelyn R. Tabas include: 2,475 shares of Class A common stock owned solely by Evelyn R. Tabas, 3,321,892 shares of Class A common stock and 1,025,961 shares of Class B common stock held by the Daniel M. Tabas Trust; 1,474,857 shares of Class A common stock and 443,976 shares of Class B common stock held in trust for the children and grandchildren of Mrs. Tabas; 255,409 shares of Class A common stock controlled by Evelyn R. Tabas as custodian for her grandchildren; and Evelyn R. Tabas' options to purchase 3,000 shares of Class A common stock that are exercisable within 60 days of February 28, 2004. Included in the beneficial ownership of Evelyn R. Tabas are: (a) 219,650 shares of Class A Common stock and 69,878 shares of Class B common stock which are held in trust for the benefit of her daughter, Jo Ann Wurzak (wife of Director, Howard Wurzak) under which the Jo Ann Tabas Wurzak Trust retains voting and dispositive control; (b) 260,491 shares of Class A common stock and 77,678 shares of Class B common stock held in trust for her son, Director, Lee E. Tabas, under which the Lee E. Tabas Trust retains voting and dispositive control; (c) 189,863 shares of Class A common stock and 69,735 shares of Class B common stock which are held in trust for the benefit of her son, Director, Robert R. Tabas, under which the Robert Tabas Trust retains voting and dispositive control; (d) 228,531 shares of Class A common stock and 75,903 shares of Class B Common stock which are held in trust for the benefit of her daughter, Director, Linda Tabas Stempel (wife of Director, Murray Stempel, III) under which the Linda Tabas Stempel Trust retains voting and dispositive control. In calculating the tabulated percent of class, the options to purchase 3,000 shares of Class A common stock were added to the shares of Class A common stock currently held by Evelyn R. Tabas and to the total number of shares of Class A common stock outstanding assuming all options exercisable within 60 days of February 28, 2004 held by Evelyn R. Tabas, were exercised.

(2) Evelyn R. Tabas, Lee E. Tabas, Robert R. Tabas, Linda Tabas Stempel, Murray Stempel, Howard Wurzak, members of their immediate families and their affiliates in the aggregate, own 5,446,950 shares of Class A common stock and 1,535,201 shares of Class B common stock.

(3) The 70 shares of Class A common stock and 128,477 shares of Class B common stock beneficially owned by Richard Tabas include: 112,233 shares of Class B common stock owned solely by Mr. Tabas; 16,025 shares of Class B common stock owned by his mother, Harriette Tabas; 70 shares of Class A common stock and 219 shares of Class B common stock owned by his wife, Leslee Silverman Tabas, Esquire. Upon information and belief, Mr. Tabas has sole power to vote and dispose of 112,233 shares of Class B common stock, and has no power to vote or dispose of 70 shares of Class A common stock and 16,244 shares of Class B common stock.

(4) Evelyn R. Tabas is the mother of Lee E. Tabas, Robert R. Tabas and Linda Tabas Stempel, the aunt of Richard Tabas, and the mother in law of Murray Stempel and Howard Wurzak.

                              ELECTION OF DIRECTORS

      The Bylaws of the corporation provide that the Board of Directors consist of not less than 5 nor more than 25 persons and that the directors are classified with respect to the time they hold office by dividing them into 3 classes, as nearly equal in number as possible. The Bylaws further provide that the directors of each class are elected for a 3 year term, so that the term of office of one class of directors expires at the annual meeting each year. The Bylaws also provide that the aggregate number of directors and the number of directors in each class of directors is determined by the Board of Directors. Any vacancy occurring on the Board of Directors is filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the expiration of the term of office of the class of directors to which he or she was appointed.

      There are presently 16 members of the Board of Directors. At the March 17, 2004, meeting of the corporation's Board of Directors, in accordance with
Article 10 of the corporation's Bylaws, the directors fixed the number of directors in Class I at 5, the number of directors in Class II at 6 and the number of directors in Class III at 5. Due to an exemption as a "Controlled Company" under NASDAQ Rules, we are not required to meet NASDAQ independence standards for our Board of Directors.

      The Board of Directors has nominated the following 6 persons for election to the Board of Directors as Class II Directors for a term of 3 years:

             Jack R. Loew                  Albert Ominsky
             Anthony J. Micale             Gregory T. Reardon
             Mitchell L. Morgan            Robert R. Tabas

                                CUMULATIVE VOTING

      In the election of directors, every shareholder entitled to vote has the right, in person or by proxy, to multiply the number of votes to which he may be entitled by the number of directors in the class to be elected at the annual meeting. Every shareholder may cast his or her whole number of votes for one candidate or may distribute them among any 2 or more candidates in the class. The 6 candidates receiving the highest number of votes for Class II Director at the meeting will be elected. There are no conditions precedent to the exercise of cumulative voting rights. Joseph P. Campbell and Richard S. Hannye, the persons named as proxies, have the right to vote cumulatively and to distribute their votes among the nominees as they consider advisable, unless a shareholder indicates on his or her Proxy how votes are to be cumulated for voting purposes.

                INFORMATION ABOUT NOMINEES, CONTINUING DIRECTORS
                             AND EXECUTIVE OFFICERS

      Information concerning the directors of the corporation, including the 6 persons nominated for election to the Board of Directors as Class II Directors at the meeting, the 10 continuing directors and the executive officer(s) of the corporation, is set forth below, including the number of shares of common stock of the corporation beneficially owned,(A) as of February 28, 2004, by each of them. Unless otherwise indicated in a footnote, each nominee and continuing director holds sole voting and investment power with respect to shares beneficially owned.

                                            Director       Shares        Percent
                                           or Officer   Beneficially       of
        Name                       Age       Since         Owned          Stock
        ----                       ---       -----         -----          -----

CLASS I DIRECTORS

Joseph P. Campbell                 57         1982         94,890(A)       .77%

James J. McSwiggan                 48         1992         44,546(A)       .36%

Linda Tabas Stempel(1)(4)          52         2003          1,168(A)       .01%

Murray Stempel, III(1)(4)          48         1998         14,407(A)       .12%

Howard Wurzak(1)(4)                49         1992         10,500(A)       .09%

NOMINEES FOR CLASS II DIRECTORS

Jack R. Loew                       56         1997         10,500(A)       .09%

Anthony J. Micale                  66         1997          3,618(A)       .03%

Mitchell L. Morgan                 49         2003         19,920(A)       .16%

Albert Ominsky(3)                  70         1982         40,240(A)       .67%
                                                           36,668(B)

Gregory T. Reardon                 50         1997          9,514(A)       .08%

Robert R. Tabas(1)(4)              48         1998         60,795(A)       .55%
                                                            5,952(B)

CLASS III DIRECTORS

Carl M. Cousins                    71         1993          7,081(A)      0.06%

John M. Decker                     43         1998         35,257(A)      0.29%

Evelyn R. Tabas(1)(4)              79         2002      5,060,271(A)     55.11%
                                                        1,469,932(B)

Lee E. Tabas(1)(2)(4)              54         1980        355,118(A)      3.46%
                                                           59,317(B)

Edward B. Tepper                   64         1986         35,092(A)      0.29%
                                                              557(B)

All directors and                                       5,804,271(A)     57.97%
executive officers as                                   1,700,903(B)     87.43%
a group (18 persons)

Non-Director Executive Officers are Richard S. Hannye, General Counsel and Corporate Secretary and Jeffrey T. Hanuscin, Chief Financial Officer.

The information in this table was furnished by the beneficial owners or their representatives and includes direct and indirect ownership.

We assume full conversion of Class B common stock to Class A common stock at the current conversion factor of 1.15 shares of Class A common stock for each share of Class B common stock. In calculating the tabulated percent of class for each officer and director who has exercisable stock options, the additional shares of Class A common stock to which the officer and director would be entitled upon the exercise of his options were added to the shares of Class A common stock currently held by the officer and director and to the total number of shares of Class A common stock outstanding assuming the officer and directors exercised all outstanding exercisable options.

(A) The table includes options exercisable within 60 days of February 28, 2004, stock options unexercised, but currently exercisable, and stock beneficially owned.

The percent of stock assumes all outstanding exercisable options and options exercisable within 60 days of February 28, 2004, issued to directors and officers, have been exercised and therefore, on a pro forma basis, 10,189,034 shares of Class A common stock would be outstanding at February 28, 2004.

(1) The 5,060,271 shares of Class A common stock and the 1,469,932 shares of Class B common stock beneficially owned by Evelyn R. Tabas include: 2,475 shares of Class A common stock owned solely by Evelyn R. Tabas, 3,321,892 shares of Class A common stock and 1,025,961 shares of Class B common stock held by the Daniel M. Tabas Trust; 1,474,857 shares of Class A common stock and 443,976 shares of Class B common stock held in trust for the children and grandchildren of Mrs. Tabas; 255,409 shares of Class A common stock controlled by Evelyn R. Tabas as custodian for her grandchildren; and Evelyn R. Tabas' options to purchase 3,000 shares of Class A common stock that are exercisable within 60 days of February 28, 2004. Included in the beneficial ownership of Evelyn R. Tabas are: (a) 219,650 shares of Class A Common stock and 69,878 shares of Class B common stock which are held in trust for the benefit of her daughter, Jo Ann Wurzak (wife of Director, Howard Wurzak) under which the Jo Ann Tabas Wurzak Trust retains voting and dispositive control; (b) 260,491 shares of Class A common stock and 77,678 shares of Class B common stock held in trust for her son, Director, Lee E. Tabas, under which the Lee E. Tabas Trust retains voting and dispositive control; (c) 189,863 shares of Class A common stock and 69,735 shares of Class B common stock which are held in trust for the benefit of her son, Director, Robert R. Tabas, under which the Robert Tabas Trust retains voting and dispositive control; (d) 228,531 shares of Class A common stock and 75,903 shares of Class B Common stock which are held in trust for the benefit of her daughter, Director, Linda Tabas Stempel (wife of Director, Murray Stempel, III) under which the Linda Tabas Stempel Trust retains voting and dispositive control. In calculating the tabulated percent of class, the options to purchase 3,000 shares of Class A common stock were added to the shares of Class A common stock currently held by Evelyn R. Tabas and to the total number of shares of Class A common stock outstanding assuming all options exercisable within 60 days of February 28, 2004 held by Evelyn R. Tabas, were exercised.

(2) The 355,118 shares of Class A common stock and 59,317 shares of Class B common stock beneficially owned by Lee E. Tabas include: 306,885 shares of Class A common stock owned jointly with his wife, Nancy Tabas; 4,742 shares of Class A common stock and 53,904 shares of Class B common stock owned by his wife, Nancy Tabas; and 37,491 shares of Class A common stock and 5,413 shares of Class B common stock held by Mr. Tabas as custodian for his children. In calculating the tabulated percent of class, the options to purchase 6,000 shares of Class A common stock were added to the shares of Class A common stock currently held by Mr. Tabas and to the total number of shares of Class A common stock outstanding assuming all options exercisable within 60 days of February 28, 2004, held by Mr. Tabas, were exercised.

(3) The 40,240 shares of Class A common stock and 36,668 shares of Class B common stock beneficially owned by Mr. Ominsky include: 13,581 shares of Class A common stock owned solely by Mr. Ominsky; 13,301 shares of Class A common stock and 36,668 shares of Class B common stock owned by Ominsky & Welsh, P.C. as trustee for a rollover account for the benefit of Albert Ominsky; 5,858 shares of Class A common stock owned by the Ominsky & Welsh, P.C. Profit Sharing Plan; and options to purchase 7,500 shares of Class A common stock exercisable within 60 days of February 28, 2004.

(4) Evelyn R.Tabas, Lee E. Tabas, Robert R. Tabas, Murray Stempel, Linda Tabas Stempel, Howard Wurzak and members of their immediate families and their affiliates, in the aggregate, own 5,446,950 shares of Class A common stock (54.41% of Class A) and 1,535,201 shares of Class B common stock (78.91% of Class B), or 58.88% of Class A assuming full conversion of Class B common stock to Class A common stock at a current conversion factor of
      1.15 shares of Class A common stock for each share of Class B common stock.

                                CLASS I DIRECTORS

      Joseph P. Campbell is the President and Chief Executive Officer of the corporation and a Director of the corporation.

      James J. McSwiggan is the Executive Vice President of the corporation and a Director of the corporation.

      Linda Tabas Stempel is a Director of the corporation, and is Director of Shareholder Relations for Royal Bank of Pennsylvania. She is the daughter of Evelyn R. Tabas, the wife of Murray Stempel, III, the sister of Lee E. Tabas and Robert R. Tabas and the sister-in-law of Howard Wurzak.

      Murray Stempel, III is a Senior Vice President and Senior Lender of Royal Bank of Pennsylvania and a Director of the corporation. Mr. Stempel is the son-in-law of Evelyn R. Tabas, the husband of Linda Tabas Stempel and the brother-in-law of Lee E. Tabas, Robert R. Tabas and Howard Wurzak.

      Howard Wurzak is a Director of the corporation, and is President and CEO of the Hilton Hotel Philadelphia, Regency Palace and Ramada Plaza Hotel and Wurzak Management Corporation. He is the son-in-law of Evelyn R. Tabas, and the brother-in-law of Lee E. Tabas, Robert R. Tabas, Murray Stempel, III and Linda Tabas Stempel.

                         NOMINEES FOR CLASS II DIRECTORS

      Jack R. Loew is a Director of the corporation, and is the President of J. Loew & Associates, Inc., a real estate development firm specializing in office, industrial and retail properties.

      Anthony J. Micale is a Director of the corporation, is President of Micale Management Corporation and owns and operates ten McDonald's restaurants.

      Mitchell L. Morgan is a Director of the corporation, and is President of Morgan Properties which owns and manages over 16,500 apartment units.

      Albert Ominsky is a Director of the corporation, is an attorney and President of the law firm of Ominsky & Ominsky, P.C. in Philadelphia, Pennsylvania.

      Gregory T. Reardon is a Director of the corporation, is a certified valuation analyst, a licensed certified public accountant, and is President of the Reardon Group, Inc. The Reardon Group, located in Glen Mills, Pennsylvania and Wilmington, Delaware, comprises Weiss - Reardon & Company, P.C. (a regional public accounting firm); Reardon Consulting, Inc. (a management consulting firm); and Valuation Advisors, Inc. (a business valuation firm). The Reardon Group is devoted to healthcare and other highly regulated industries.

      Robert R. Tabas is the Chairman of the Board and a Director of the corporation; and is a Senior Vice President and Senior Lender of Royal Bank of Pennsylvania. He is the son of Evelyn R. Tabas, the brother of Lee E. Tabas and Linda Tabas Stempel and the brother-in-law of Howard Wurzak and Murray Stempel, III.

                               CLASS III DIRECTORS

      Carl M . Cousins is a Director of the corporation, and is a retired veterinarian.

      John M. Decker is a Senior Vice President and Senior Lender of Royal Bank of Pennsylvania and a Director of the corporation.

      Evelyn R. Tabas is a Director of the corporation and is involved in a variety of community and charitable causes and endeavors including Trustee, Daniel M. Tabas Family Foundation; Trustee, Bank Street College; Director, United Cerebral Palsy, Philadelphia; Founding Member, American Family Institute; and Advisory Board, Drexel University Department of Education. She is the mother of Lee E. Tabas, Robert R. Tabas and Linda Tabas Stempel and the mother-in-law of Howard Wurzak and Murray Stempel, III.

      Lee E. Tabas is a Director of the corporation, an adjunct professor at Philadelphia University and an independent investor. He is the son of Evelyn R. Tabas, the brother of Robert Tabas and Linda Tabas Stempel and the brother-in-law of Howard Wurzak and Murray Stempel, III.

      Edward B. Tepper is a Director of the corporation and the President of Tepper Properties, a real estate investment company in Villanova, Pennsylvania.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The committees of the Board of Directors include, the Audit Committee, the Compensation Committee, and the Nominating Committee.

      The Audit Committee met 6 times in 2003. The Audit Committee arranges examinations by the corporation's independent certified public accountant, reviews and evaluates the recommendations of the examinations, receives all reports of examination of the corporation and the Bank by regulatory agencies, analyzes such reports and reports the results of its analysis of the regulatory reports to the corporation's Board. The committee also receives reports directly from the corporation's internal auditors on a quarterly basis, and recommends any action to be taken. The members of the Audit Committee were Gregory T. Reardon, Chairperson, Jack R. Loew, and Anthony J. Micale. The Board of Directors has determined that Gregory T. Reardon is an "Audit Committee Financial Expert" and "Independent" under applicable SEC and NASDAQ Rules. Edward B. Tepper served as a non-voting advisor to the committee at the committee's discretion.

      The Compensation Committee met 6 times in 2003. The members of this committee were Jack R. Loew, Chairperson, Edward B. Tepper, Carl M. Cousins, and Anthony Micale. The Compensation Committee reviews and determines compensation for all officers and employees of the corporation. The committee also has the authority to manage, administer, amend and interpret the corporation's Employees' Stock Option and Appreciation Rights Plan and to determine, among other things:

      o     The employees to whom awards shall be made under the plan;

      o The type of the awards to be made and the amount, size and terms of the awards; and

      o     When awards shall be granted.

      The Nominating Committee met 2 times in 2003. The members of this committee were Albert Ominsky, Chairman, Carl Cousins and Edward Tepper, each of whom is a non-employee Director. The Committee was formed in 2003 and held its first meeting in 2003. All members of the Nominating Committee are independent (as independence is currently defined in Rule 4200(a)(14) of the NASD listing standards). The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the corporation and providing oversight in the evaluation of the Board of each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but its policy is to give due consideration to any and all such candidates. If a shareholder wishes to recommend a director candidate, the shareholder should mail the name, background and contact information for the candidate to the Nominating Committee at the corporation's offices at 732 Montgomery Avenue, Narberth, PA, 19072. The Nominating Committee intends to develop a process for identifying and evaluating all nominees for director, including any recommended by shareholders, and minimum requirements for nomination. The Nominating Committee has adopted a written Charter that can be accessed on the internet via the corporation's website at www.royalbankamerica.com.

      The Board of Directors of the corporation held twelve formal meetings during 2003. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the various committees on which he or she served. Daniel M. Tabas, Chairman of the bank and the corporation, attended 75% of the aggregate number of meetings of the Board of Directors and the various committees on which he served prior to his death on September 12, 2003. The corporation has no policy regarding attendance by directors at the Annual Shareholders Meeting, but all directors attended the May 21, 2003, Annual Shareholders Meeting.

          REMUNERATION OF DIRECTORS AND OFFICERS AND OTHER TRANSACTIONS

      Each member of the Board of Directors received a fee of $1,000 per board meeting attended. Additionally, independent directors received $450 for each committee meeting attended. In addition to his board and committee fees, Director, Greg Reardon received $4,950 in 2003 as compensation for his duties as Chairman of the corporation's Audit Committee. Directors who are also employees of the corporation are not compensated for attendance at committee meetings.

Supplemental Executive Retirement Plan

The bank has established the Royal Bank Supplemental Executive Retirement Plan for its executive officers and other key employees for the purpose of providing supplemental income benefits to plan participants or their survivors upon participants' retirement or post-retirement death. The bank has established and maintains a grantor "rabbi" trust for the purpose of accumulating funds with which to meet the bank's future obligations under the plan. Although the trust is irrevocable and assets contributed to the trust can only be used to pay the benefits, with certain exceptions, the benefits under the plan remain obligations of the bank. The bank has purchased company-owned life insurance policies for its benefit on the lives of certain participants estimated to be sufficient to recover, over time, the cost of benefits provided plus the cost of insurance. Estimated annual benefits payable upon retirement to participants are intended to provide participants a single life annuity with 120 months certain, commencing at normal retirement age 60, at the rate of up to a maximum of 50% of each Group 1 participant's final average recognized compensation (averaged over the three consecutive years which produce the highest average), not to exceed $180,000; at the rate of up to a maximum of 35% of each Group 2 participant's final average recognized compensation (averaged over the 3 consecutive years that produce the highest average), not to exceed $50,000; and at the rate of up to a maximum of 20% of each Group 3 participant's final average recognized compensation (averaged over the three consecutive years which produce the highest average), not to exceed $20,000.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                   ESTIMATED MAXIMUM ANNUAL BENEFITS AT AGE 60

FINAL AVERAGE SALARY       GROUP 1             GROUP 2            GROUP 3
       (FAS)               PARTICIPANTS        PARTICIPANTS       PARTICIPANTS

       $ 75,000            $ 37,500            $26,250            $15,000
       $100,000            $ 50,000            $35,000            $20,000
       $125,000            $ 62,500            $43,750            $20,000
       $150,000            $ 75,000            $50,000            $20,000
       $175,000            $ 87,500            $50,000            $20,000
       $200,000            $100,000            $50,000            $20,000
       $300,000            $150,000            $50,000            $20,000
       $375,000            $180,000            $50,000            $20,000

Employee Option Grants in Fiscal Year 2003

                                                                                             Potential Realized
                                                                                                  Value at
                                                                                               Assumed Annual
                             Number of        % of Total                                    Rates of Stock Price
                            Securities         Options         Exercise                       Appreciation for
                            Underlying        Granted to       or Base                         Option Term ($)
                              Options         Employees         Price       Expiration    ------------------------
        Name              Granted (#)(1)    In Fiscal Year    ($/Sh)(2)        Date           5%           10%
------------------------------------------------------------------------------------------------------------------
Joseph P. Campbell            25,100           16.821%          19.956       4/20/13      315,010.55    798,298.59

James J. McSwiggan            10,386            6.960%          19.956       4/20/13      130,346.60    330,323.87

Robert R. Tabas                8,695            5.827%          19.956       4/20/13      109,124.17    276,542.08

John M. Decker                 7,246            4.856%          19.956       4/20/13       90,936.90    230,457.03

Murray Stempel, III            7,247            4.857%          19.956       4/20/13       90,951.45    230,488.84

----------
(1) Pursuant to the employee stock option plan, the options are exercisable at 20% per year after the date of grant and must be exercised within ten years of the grant (April 19, 2003).

(2) Securities underlying stock options have been adjusted for the corporation's 2004 stock dividend.

Aggregated Option/SAR Exercises in Last Fiscal Year and 2003 Option/SAR Values

                                                        Number of Securities                      Value of
                                                       Underlying Unexercised             Unexercised in-the-money
                         Shares                             Options/SARS                       Options/SARS at
                        Acquired                         December 31, 2003                  December 31, 2003(1)
                           on          Value             -----------------                  --------------------
       Name            Exercise(#)    Realized     Exercisable(#(  Unexercisable(#)   Exercisable($)  Unexercisable($)
------------------     -----------    --------     --------------  ----------------   --------------  ----------------

Joseph P. Campbell           --             --         28,269          65,294            316,389          479,702

James J. McSwiggan        7,694        270,986         23,054          29,070            386,944          217,203

Robert R. Tabas           7,342        299,093         20,164          23,525            347,011          175,161

John M. Decker            4,340        152,767         14,135          18,518            229,665          134,968

Murray Stempel, III         859         30,381         10,616          18,422            144,697          134,619

(1) Value of unexercised options/SARS is based upon the closing stock price at December 31, 2003, of $25.00.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following two tables disclose the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under the plans. The tables provide this information separately for equity compensation plans that have and have not been approved by security holders.

                                                  (a)                       (b)                       (c)
                                        Number of securities to      Weighted-average        Number of securities
                                            be issued upon           exercise price of      remaining available for
                                        exercise of outstanding    outstanding options,      future issuance under
                                         options, warrants and      warrants and rights       equity compensation
                                                rights                                         plans (excluding
                                                                                            securities reflected in
                                                                                                  column (a)
                                        ---------------------------------------------------------------------------
Outside Directors Stock Option Plan

Equity compensation plan approved
by stockholders                                  70,061                   $15.206                   84,937

Equity compensation plan not
approved by stockholders                             --                        --                       --
                                                 ------                   -------                   ------
Total                                            70,061                   $15.206                   84,937

                                                  (a)                       (b)                       (c)
                                        Number of securities to      Weighted-average        Number of securities
                                            be issued upon           exercise price of      remaining available for
                                        exercise of outstanding    outstanding options,      future issuance under
                                         options, warrants and      warrants and rights       equity compensation
                                                rights                                         plans (excluding
                                                                                            securities reflected in
                                                                                                  column (a)
                                        ---------------------------------------------------------------------------
Employees Stock Option Plan

Equity compensation plan approved
by stockholders                                 420,032                   $16.075                  251,112

Equity compensation plan not
approved by stockholders                             --                        --                       --
                                                 ------                   -------                   ------
Total                                           420,032                   $16.075                  251,112

      During 2003, no present or former officer or employee of the corporation or its subsidiary, and no individual who had a relationship with the corporation, requiring disclosure under Item 404 of Regulation S-K, participated in deliberations of the Compensation Committee concerning executive officer compensation. Joseph P. Campbell and James J. McSwiggan attended portions of the meetings at the request of the committee chairperson in a non-voting capacity.

Summary Compensation Table

      The following table sets forth all compensation paid by the corporation to the Chief Executive Officer and each of the four most highly compensated non-CEO executive officers whose total annual salary and profit sharing exceeded $100,000 in 2003, for services rendered during the past three fiscal years.

                                                                                  Value     Securities
                                                                    Other        Options    Underlying       401K
                                                      Profit        Annual         SARS       Options        Plan
                                                      Sharing    Compensation   Exercised     Granted    Contribution
Name and Principal Position    Year     Salary($)     ($)(1)         ($)            $)        #)(2)         ($)(#)
---------------------------    ----     ---------     ------         ---            --        -----         ------
Joseph P. Campbell             2003      337,500      303,448       29,852            --      25,100         2,500
President & CEO                2002      257,452      259,777       14,000       640,500      24,463         2,500
                               2001      256,000      277,608       12,000            --      25,179         2,550

James J. McSwiggan             2003      215,000      147,834       23,600       270,986      10,386         2,500
Executive Vice President       2002      161,827      113,938       14,000       166,446      11,301         2,500
                               2001      159,000      121,758       12,000            --      11,692         2,550

Robert R. Tabas                2003      180,000      112,820       23,600       292,438       8,695         2,500
Chairman of the Board          2002      127,500       77,477       14,000       434,159       8,904         2,500
                               2001      125,500       82,795       12,000       119,474       9,228         2,550

John M. Decker                 2003      150,000      101,149       23,600       152,767       7,246         2,500
Senior Vice President          2002       98,077       64,534       14,000        92,124       6,849         2,500
                               2001       95,000       68,964       12,000            --       6,985         2,550

Murray Stempel, III            2003      150,000      112,820       23,600        30,381       7,247         2,500
Senior Vice President          2002       98,077       77,443       14,000            --       6,849         2,500
                               2001       95,000       82,758       11,200            --       6,985         2,500

(1) Profit sharing of Joseph P. Campbell, Robert R. Tabas, James J. McSwiggan, Murray Stempel, III and John M. Decker are performance based and tied to goals set by the Compensation Committee.

(2) Securities underlying stock options have been adjusted for the corporation's 2003 stock dividend.

(3) Consists of the Bank's contribution to its Employee 401(k) Pension Plan, under which the Board of Directors has an obligation to match 100% of the total employee contributions up to an annual maximum of $2,500. The Plan was administered by Flanagan Financial Group, Inc. Each employee participant is entitled to contribute up to 15% of his gross salary. Senior management executives are asked to refrain from contributing to the plan in the event the administrator determines their contributions would make the Plan top heavy. Each participant in the Plan will have credited to his Participant's Benefit Account his proportionate share of all appropriate amounts. Future benefits are based on future contributions.

Compensation Committee Report on Executive Compensation

      The Board of Directors of Royal Bancshares of Pennsylvania, Inc. is responsible for the governance of the corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers and the communities served by the corporation and its subsidiaries. To accomplish the strategic goals and objectives of the corporation, the Board of Directors engages competent persons to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The corporation provides compensation to its employees.

      The fundamental philosophy of the corporation and the Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by a committee comprised of four outside directors. The objectives of the compensation committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans, to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation, the results of which will be improved shareholder value.

      The compensation of the Chief Executive Officer and the Senior Executive Officers consists of a base salary, profit sharing and perquisites. For 2003, the profit sharing of the CEO and the Senior Executive Officers were directly tied to specific performance goals, some of which are listed below. The CEO's 2003 compensation and the compensation of the Senior Executive Officers were based on the Committee's subjective determination after a review of all information, including the below, that it deems relevant. Future methods of determining compensation may differ.

      Consolidated earnings for the twelve months ended December 31, 2003, were $18,526,000, as compared to $17,405,000 for the same period ended in 2002. Consolidated basic earnings per share for the year ended, December 31, 2003, were $1.52 versus $1.44 for the same period in 2002. Consolidated assets were $1,154,410,000 at December 31, 2003, as compared to $1,088,484,000 December 31,
2002. Total investment securities increased to $565,337,000 at December 31, 2003, as compared to $448,930,000 at December 31, 2002.

      Total compensation opportunities available to the employees of the corporation are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the corporation's success. Individuals are reviewed annually on a calendar year basis. The corporation strives to offer compensation that is competitive with that offered employees of a comparable size and performance in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.

                             Compensation Committee

                  Jack R. Loew, Chairman
                  Carl M. Cousins, D.V.M.
                  Edward B. Tepper
                  Anthony Micale

The Audit Committee Report:

      The Audit Committee of the Board of Directors is comprised of 3 Directors, each of whom meets the NASDAQ Standards for "independence". The members of the Audit Committee are: Greg Reardon, Chairman; Anthony Micale; and Jack Loew. The Audit Committee held 6 meetings during calendar year 2003. The Audit Committee operates under a charter adopted by the Board of Directors, which was reviewed and revised in October, 2003, and which is attached to this Proxy Statement.

      The Audit Committee's membership is organized to meet the recommendations of the NASDAQ Audit Committee Policy and the provisions of the Sarbanes-Oxley Act of 2002. Accordingly, the 3 Committee members are: directors, independent of management, and free from relationships that, in accordance with our Board's interpretations, could interfere with the exercise of the independent judgment of our Committee members. No officers or employees of the corporation or subsidiaries serve on the Committee.

      The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. In fulfilling this responsibility, the Audit Committee recommends the reappointment of the corporation's independent public accountants, Grant Thornton LLP, and the continuing appointment of The Outsourcing Partnership, LLC, a provider of professional and internal auditing services, to direct the role of the Bank's financial, compliance, and internal audit functions.

      All auditing services (which may entail providing comfort letters or consents in connection with securities underwritings) and all non-audit services, provided to the corporation by the corporation's auditors have been and will be preapproved by the Committee pursuant to such processes as are determined to be available. This preapproval requirement shall not be applicable with respect to the provision of non-audit services, if:

            (i) the aggregate amount of all such non-audit services provided to the corporation constitutes not more than 5 percent of the total amount of revenues paid by corporation to its auditor during the fiscal year in which the non-audit services are provided;

            (ii) such services were not recognized by the corporation at the time of the engagement to be non-audit services; and

            (iii) such services are promptly brought to the attention of the
                  Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

      The Audit Committee discussed, with the internal auditors and the independent public accountants, the overall scope and specific plans for their respective audits. The Audit Committee also discussed with both, and separately with management, the corporation's consolidated financial statements and the adequacy of the corporation's internal controls.

      The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls, and overall quality of the corporation's financial reporting.

      Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements and the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of the significant judgments; and the clarity of disclosures in the financial statements.

      In reliance on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

      Fees pertaining to services rendered to the corporation and the bank by Grant Thornton, L.P. during the years ended December 31, 2002 and December 31, 2003 were as follows:

                                     Year Ended December 31,
                                        2003        2002
                                        ----        ----

      Audit fees                      $87,000     $83,250

      Audit related fees              $ 8,600     $ 8,600

      Tax fees                        $15,000     $14,000

      All other fees                  $     0     $     0

      Audit Fees include fees billed for professional services rendered for the audit of the annual financial statement and fees billed for the review of financial statements included in the corporation's Forms 10-Q and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements.

      Audit Related Fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the registrants financial statements and are not reported under the Audit Fees section of the table above. Audit Related Fees are limited to audit of the bank's 401K Plan.

      Tax Fees include fees billed for professional services rendered by Grant Thornton, L.P. for tax compliance, tax advice, and tax planning. These services include review and preparation of the corporation's federal and state tax returns.

      All Other Fees include fees billed for products and services provided by Grant Thornton, L.P., other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. The corporation did not incur or pay "All Other Fees" during 2002 or 2003.

      The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Grant Thornton's independence.

                                 Audit Committee

                          Gregory T. Reardon, Chairman
                                Anthony J. Micale
                                  Jack R. Loew

Independent Public Accountants

      The Audit Committee selected Grant Thornton, L.P. as the corporation's principal independent certified public accountant for 2004. Representatives of Grant Thornton, L.P. will attend the corporation's Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so, and will be expected to be available to respond to appropriate questions.

            INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

      In the ordinary course of business, Royal Bank of Pennsylvania, the corporation's wholly-owned banking subsidiary, has had, and expects to have in the future, banking transactions with directors, officers of the bank, principal shareholders of the corporation and their associates which involve substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the time for comparable transactions with others, and no more than the normal risk of collectability or other unfavorable features.

      The largest aggregate amount of indebtedness to the corporation and the bank during the year 2003, by all directors and officers of the corporation and bank as a group, and their affiliates, was $10,858,343.98. The total of such outstanding loans at December 31, 2003, was $4,712,446.77, representing 3.5% of shareholder's equity in the corporation. Interest rates for fixed rate loans ranged from 5.25 percent to 6.25 percent. Floating interest rates ranged from prime to prime plus 1.0 points.

      The corporation has had and intends to have business transactions in the ordinary course of business with directors, officers and associates on comparable terms as those prevailing from time to time for other non-affiliated vendors of the corporation. During 2003, the corporation used the services of the Hilton Philadelphia Hotel and banquet facilities for Board of Director's meetings. The Hilton Philadelphia Hotel complex is managed by Howard Wurzak and owned by Stoudt Road Hotel Development, 50% of which is owned by Evelyn R. Tabas and 50% of which is owned by the Estate of Daniel M. Tabas.

                         COMMON STOCK PERFORMANCE GRAPH

         The performance graph on the following page shows cumulative investment returns to shareholders based on the assumption that an investment of $100 was made on December 31, 1998 (with all dividends reinvested), in each of the following:

      o     Royal Bancshares of Pennsylvania, Inc. Class A common stock;

      o the stock of all United States companies trading on the NASDAQ market;

      o Common stock of the 2003 peer group of Mid-Atlantic Banks with total assets between $750 Million and $1.5 Billion.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.

                                  [LINGE GRAPH]

-----------------------------------------------------------------------------------------------------------
                                                                   Period Ending
-----------------------------------------------------------------------------------------------------------
Index                                     12/31/98   12/31/99    12/31/00   12/31/01   12/31/02    12/31/03
-----------------------------------------------------------------------------------------------------------
Royal Bancshares of Pennsylvania, Inc.      100.00     107.94      107.42     169.63     200.05      256.40
-----------------------------------------------------------------------------------------------------------
NASDAQ - Total US*                          100.00     185.95      113.19      89.65      61.67       92.90
-----------------------------------------------------------------------------------------------------------
Royal Bancshares Peer Group*                100.00      85.07       82.37     113.37     143.04      186.74
-----------------------------------------------------------------------------------------------------------

* Royal Bancshares Peer Group consists of twenty banks headquartered in the Mid-Atlantic region, trade on the major exchanges, and have total assets between $750M and $1.5B.

                        BENEFICIAL OWNERSHIP - COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation copies of all Section 16(a) forms they file.

      Based solely on its review of forms received from certain reporting persons, or written representations from reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2003 through December 31, 2003, its officers and directors were in material compliance with all filing requirements applicable to them.

                             EMPLOYEE CODE OF ETHICS

      In 2003, as required by law and regulation, we amended our Code of Ethics. Our employee Code of Ethics is applicable to our directors, officers and employees. The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The Board periodically receives reports on our compliance program. The Code of Ethics is posted on our website at www@royalbankamerica.com. We have also filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2003 Annual Report on Form 10-K.

                                LEGAL PROCEEDINGS

      In the opinion of the management of the corporation, there are no proceedings pending to which the corporation and the bank are a party or to which its property is subject, which, if determined adversely to the corporation and the bank, would be material in relation to the corporation's and the bank's financial condition. There are no proceedings pending other than litigation incident to the business of the corporation and the bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the corporation or the bank by government authorities.

                              SHAREHOLDER PROPOSALS
                                AND COMMUNICATION

      Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2005 Annual Meeting of Shareholders must deliver the proposal in writing to the Secretary of Royal Bancshares of Pennsylvania, Inc. at its principal executive offices, 732 Montgomery Avenue, Narberth, Pennsylvania 19072, not later than December 20, 2004. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with Section 10.1 of the corporation's Bylaws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 60 days prior to the date of the annual meeting of shareholders or not later than 7 days after the date on which notice was given for any other meeting of shareholders called for the election of one or more directors.

      Any shareholder who wishes to communicate with the Board of Directors may send correspondence to Joseph P. Campbell, President and CEO, Royal Bank of Pennsylvania at 732 Montgomery Avenue, Narberth, PA, 19072, Phone # (610) 668-4700, or by sending an electronic message to Mr. Campbell at jcampbell@royalbankamerica.com. Mr. Campbell will submit your correspondence to the Board of Directors or the appropriate committee as applicable.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the proxyholders intent to vote on such matters in accordance with their best judgment.

                                                                    October 2003

                        ROYAL BANCSHARES OF PENNSYLVANIA

                             AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Royal Bancshares of Pennsylvania (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualification and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

      The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements and related disclosures and the Company's independent auditors are responsible for auditing those financial statements. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete or accurate and in accordance with GAAP. It shall be the duty of the Committee to assist the Board in the oversight of the Company's legal and regulatory requirements. It is not the duty of the Committee to assure compliance with the Company's Code of Ethics.

Committee Membership

      The Committee shall consist of no fewer than three members and no more than five members, each of whom shall be a director of the Company. Each member of the Committee shall meet the independence and experience of the listing standards of NASDAQ and the SEC and all other applicable legal requirements, including the requirement that at least one member of the Committee be an "audit committee financial expert" within the meaning of rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. Each member of the Committee shall be "financially" literate in the business judgment of the Board. A majority of the members of the Committee shall constitute a quorum.

      Committee members shall be appointed in accordance with the Company's bylaws and policies established by the Board. Committee members may be replaced by the Board.

      The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee without the consent of management or the Board. The Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly. The


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Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee's own performance and present such review to the Board.

Statement of Policy

      The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's corporate accounting and financial reporting processes, the systems of internal accounting and financial controls, the internal audit function, and the annual independent audit of the Company's financial statements.

      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing circumstances and conditions.

      The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company or Royal Bank of Pennsylvania, whom such member believes to be reliable and competent in the matters presented, or
(ii) counsel, public accountants, internal auditors or other persons as to matters which the member believes to be within the professional competence of such person.

Committee Authority and Responsibilities

      o Responsibilities Relating to Retention of Public Accounting Firms - The Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation and termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Committee.

      o Preapproval of Services - All auditing services (which may entail providing comfort letters or consents in connection with securities underwritings) and all non-audit services, provided to the Company by the Company's auditors which are not prohibited by law shall be preapproved by the Committee pursuant to such processes as are determined to be advisable.

      o Exception - The preapproval requirement set forth above, shall not be applicable with respect to the provision of non-audit services, if:

                  (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of


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                  revenues paid by Company to its auditor during the fiscal year in which the non-audit services are provided;

                  (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

                  (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

      o Delegation - The Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

      o     Complaints - The Committee shall establish procedures to facilitate:

                  (i) the receipt, retention, and treatment of complaints received by the Company from third parties regarding accounting, internal accounting controls, or auditing matters; and

                  (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Financial Statement and Disclosure Matters.

The Committee, to the extent it deems necessary or appropriate, shall:

      o Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operation and any other matters required to be communicated to the Committee by the independent auditors under Generally Accepted Auditing Standards, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

      o Review and discuss with management and the independent auditor the Company's quarterly financial statements, including the disclosures made in management's discussion and analysis of financial condition and results of operations prior to the filing of the Company's Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements and any other matters


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                  required to be communicated to the Committee by the
                  independent auditors under Generally Accepted Auditing Standards.

      o Annually the Committee shall receive a report from the independent auditor prior to the filing of its audit report with the SEC, on (i) any significant changes in the Company's selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company's internal controls, (iii) the development, selection and disclosure of critical accounting estimates, (iv) all material alternative treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and treatment preferred by the independent auditor, (v) their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity and adequacy of the disclosures, including financial trends of the financial statements and notes thereto, (vi) the adoption of, or changes to, the Company's significant auditing and accounting principles and practices; (vii) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, or personnel and any significant disagreements with management; (viii) and any other matters required to be communicated to the Committee by the independent auditors under Generally Accepted Auditing Standards. The report should also include any other formal written communications between the independent auditor and management, including the management letter provided by the independent auditor and the Company's response to that letter.

      o Discuss with management the Company's earnings press releases, including the use of "pro forma", "adjusted" or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

      o Discuss with management and the independent auditor the effect of accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      o Discuss with management, the internal auditors, the compliance auditors and the legal department the effect of regulatory initiatives on the Company's financial statements.

      o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

Oversight of the Company's Relationship with the Independent Auditor

      o Review the experience and qualifications of the senior members of the independent auditor team.


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      o     Obtain and review a written report from the independent auditor at least annually regarding (i) the auditor's internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships, both direct and indirect, between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Committee shall present it conclusions to the Board.

      o Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

      o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

      o Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues.

      o Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

      o Review the appointment and replacement of the senior internal auditing executive.

      o Review the significant reports to management prepared by the internal auditing department and management's responses.

      o Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight

      o Obtain from the independent auditor such assurance as it deems adequate that such auditor has fulfilled its responsibilities under
            Section 10A of the Securities Exchange Act of 1934.


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      o     Obtain reports from management, the Company's senior internal auditing executive and the regulatory compliance and legal/compliance department relating to the Company's conformity with applicable legal and regulatory requirements. Review reports and disclosures of insider and affiliated party transactions.

      o Review with management, the Company's internal auditors and the Company's legal/compliance department compliance with laws and regulations. Advise the Board with respect to the Company's compliance with applicable laws and regulations.

      o Review with the Office of the Company's General Counsel, pending material litigation and compliance matters.

      o The Committee will address and take action, as it deems necessary or appropriate, with respect to any issues regarding the provisions of the Company's Code of Ethics for the Chief Executive Officer and Senior Financial Officers to the extent the issue relates to accounting and disclosure and regulations of the SEC, NASDAQ, the FDIC or other bank regulatory authority, and any provision of such Code to the extent such misrepresentation or omission relates to financial statements or related financial information.

      o The Committee will address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.

Miscellaneous Powers and Responsibilities

      o The Committee shall have the power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      o The Committee shall have the responsibility to submit the minutes of all meetings of the Audit Committee to the Board of Directors.

      o The Audit Committee shall have the responsibility to prepare the report required to be included in the Company's annual proxy statement by the rules of the Securities and Exchange Commission and for oversight of the compliance effort with respect to FDIC regulations that relates to the internal audit function and FDIC regulations that relates to the external audit function.

      o The Committee shall have the power to access the Company's counsel without the approval of management, as it determines necessary to carry out its duties.


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      o     The Committee shall also have the authority without the consent of management or the Board, at the Company's expense, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee in connection with fulfilling its obligations hereunder.

      o At the request of the Board, the Committee shall have the responsibility of discussing with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities and review management's replies to such correspondence or reports. The Committee shall have the responsibility of discussing with management and the independent auditor any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and review management's replies to such complaints.

      o The Committee shall have the responsibility to discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Meetings

      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to Committee members when appropriate, including specifically the pre-approval of non-audit services and the review of earnings releases, and earnings guidance.

      Minutes of each meeting will be compiled by the person designated by the Committee.